Reconciliation of Cash, Cash Equivalents and Restricted Cash to the Unaudited Condensed Consolidated Balance Sheets ¥ in Thousands, $ in Thousands	Mar. 31, 2025 CNY (¥)	Mar. 31, 2025 USD ($)	Sep. 30, 2024 CNY (¥)	Sep. 30, 2024 USD ($)	Sep. 30, 2023 CNY (¥)
Statement of Cash Flows [Abstract]
Cash and cash equivalents	¥ 4,890	$ 674	¥ 8,085
Restricted cash- non-current	5,000	689	5,000
Total	¥ 9,890	$ 1,363	¥ 13,085	$ 1,803	¥ 360